SHARE EXCHANGE AGREEMENT
BETWEEN
SHAREHOLDERS OF CREATIVE EATERIES CORPORATION
A NEVADA PUBLIC CORPORATION
AND
RESTAURANT COMPANIES INTERNATIONAL, INC.
A NEVADA CORPORATION

AGREEMENT, made this 8th day of July 2005, by and between Creative Eateries Corporation (“CEAT”) and Restaurant Companies International, Inc. (“RCI”).

RECITALS

WHEREAS, CEAT desires to acquire 100% of the issued and outstanding shares of common stock of RCI in exchange for 30,802,367 shares of the CEAT’s restricted common stock.

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein,

THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I

ISSUANCE OF SHARES

     1.1 Issuance of Shares. Subject to all of the terms and conditions of this Agreement, RCI agrees to issue and deliver 46,203,550 shares, which is 100% of its common stock to the CEAT in exchange for 30,802,367 shares of the CEAT’s restricted common stock (“Exchange Shares”).

     1.2 The parties hereto agree that the a total of 20,000,000 shares of the Exchange Shares shall be voted by Ken Fielding and John Gaetz; the President and Secretary of CEAT and will be subject to a escrow agreement which commits the Escrow Shares to be held in escrow by CEAT’s legal counsel only to be released to RCI shareholders on a schedule acceptable to Ken Fielding and John Gaetz(the “Escrow Agreement)”.

     1.3 Exemption From Registration. The parties hereto intend that the Exchange Shares to be issued by CEAT to RCI shall be exempt from the registration requirements of the Securities Act of 1933, as amended ("the Act"), pursuant to section 4(2) and or 3(b) of the Act and the rules and regulations promulgated there under.

     1.4 Restricted Securities. CEAT represent that RCI is aware that the Exchange Shares are "restricted securities" as that term is defined in Rule 144 and the general rules and regulations of the 1933 act. CEAT further represents that RCI is fully aware of the applicable limitations on the resale of restricted securities and that these restrictions are set forth, for the most part, in Rule 144 of the act as promulgated by the Securities and Exchange Commission (SEC).

     1.4 Restrictive Legend. CEAT further represent that RCI understands that any and all certificates representing the Exchange Shares shall bear the following investment legend:

     "No sale, offer to sell, or transfer of the shares represented by this certificate shall be made unless a registration statement under the Federal Securities Act of 1933, as amended, with respect to such shares then in effect or an exemption from the registration requirements of said act is then in fact applicable to said shares."

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF RCI

RCI hereby represents and warrants to CEAT that:

     2.1 RCI will provide CEAT with 100% of RCI’s outstanding shares in exchange for the Exchange Shares.

     2.2 Organization. RCI is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to own its property and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.2 Capital. Management of RCI own control of RCI and therefore have the right to vote for the completion of this transaction. RCI represents that there are no other issued and outstanding open subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating RCI to issue or to transfer from treasury any additional shares of its capital stock.

     2.3 Financial Statements. The most recent financial statements of RCI are attached as Exhibit A. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by RCI throughout the period indicated, and fairly represent the financial position of each as of the date of the balance sheet included in the financial statements.

     2.4 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, CEAT and/or its attorneys shall have the opportunity to meet with RCI’s accountants, auditors and attorneys to discuss the financial condition of RCI. RCI shall make available to CEAT’s auditors and attorney, all books and records once reasonable notice of such request has been given.

     2.5 Authority. The Board of Directors of RCI have authorized the execution of this Agreement and the consummation of transactions contemplated herein, and RCI has full power and authority to execute, deliver, and perform this Agreement and this Agreement is a legal, valid and binding obligation of RCI, and is enforceable in accordance with its terms and conditions.

     2.6 Ability to Carry Out Obligations. The execution and delivery of this Agreement by RCI of its obligations hereunder in the time and in the manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaws, or other agreement or instrument to which either is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of RCI, or (c) any event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of RCI.

     2.7 Full Disclosure. None of the representations and warranties made by RCI herein, or in any exhibit, certificate or memorandum furnished or to be furnished by either, or on their behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     2.8 Good Title. Other than as described in Exhibit A, RCI has good and marketable title to all of its property free and clear of any liens, claims and encumbrances of any nature, form or description.

     2.9 Indemnification. RCI agrees to defend and hold CEAT harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by RCI to perform any of its representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by RCI under this Agreement.

     2.10 Settlements. RCI agrees to negotiate the settlement all outstanding obligations of RCI as represented on Schedule B.

     2.11 Warranty. RCI warrants that RCI has been provided full and complete financial and corporate documents, has made all necessary inquiries, and has fully reviewed all CEATs corporate filings made to the Securities and Exchange Commission (SEC) including CEATs 10QSB filed with the SEC for the period ended March 31, 2005, attached hereto as Exhibit C so as to fully understand CEATs historical and current corporate structure and status.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CEAT

CEAT hereby represents and warrants to RCI that:

     3.1 Financial Ability. CEAT is a corporation duly organized, validly existing and in good standing, and has the necessary corporate powers to complete this agreement through it’s legal counsel.

     3.2 Authority. CEAT has authorized the execution of this Agreement and the consummation of all transactions contemplated. CEAT has full power and authority to execute, deliver, and perform this Agreement and this Agreement is a legal, valid and binding obligation of CEAT, and is enforceable in accordance with its terms and conditions.

     3.3 Ability to Carry Out Obligations. The execution and delivery of this Agreement by CEAT and the performance by CEAT of its obligations hereunder in the time and in the manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaws, or other agreement or instrument to which CEAT is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required except approvals required by law, if any, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of CEAT, or (c) any event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of CEAT.

     3.4 Full Disclosure. None of the representations and warranties made by CEAT herein, or in any exhibit, certificate or memorandum furnished or to be furnished by CEAT, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     3.5 Indemnification. CEAT agrees to defend and hold RCI harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by CEAT to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by CEAT under this Agreement.

ARTICLE IV

COVENANTS

     4.1 Investigative Rights. From the date of this Agreement until the Closing date, RCI shall provide the other full access during normal business hours to all properties, books, contracts, commitments, and records for the purpose of examining same.

     4.2 Conduct of Business. Prior to the Closing, RCI shall each conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written consent of CEAT. Neither CEAT or RCI shall amend its articles of incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets or settle or discharge any balance sheet receivable other than in the normal course of business.

     4.3 Required Corporate Action by CEAT. CEAT and its officers and directors shall cause a meeting to be held as soon as practicable for the purpose of voting on the approval of this Agreement.

     4.4 Officers and Directors. Effective on the Date of Closing, the President of CEAT shall tender his resignation and directors of CEAT shall appoint Mr Frank J. Holdraker as President of CEAT and additional officers and/or directors at director’s discretion.

ARTICLE V

CONDITIONS PRECEDENT TO CEAT'S PERFORMANCE

     5.1 Conditions. CEAT's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article V. CEAT may waive any of these conditions in whole or in part without prior notice; provided however, that no such waiver of a condition shall constitute a waiver by CEAT of any other condition of or any of CEAT's other rights or remedies, at law or in equity, if RCI shall be in default of any of their representations, warranties, or covenants under this Agreement.

     5.2 RCI Performance. RCI shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     5.3 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by RCI in this Agreement or in any written statement that shall be delivered to CEAT by RCI under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     5.4 Acceptance by CEAT. The holders of an aggregate of not less than 51% of the issued and outstanding shares of common stock of RCI shall have executed this agreement below thereby acknowledging their agreement to exchange issuance of control to CEAT of common stock as described in paragraph 1.1. above.

ARTICLE VI

CONDITIONS PRECEDENT TO RCI PERFORMANCE

     6.1 Conditions. RCI obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article VI. RCI may waive any of these conditions in whole or in part without prior notice; provided however, that no such waiver of a condition shall constitute a waiver by RCI of any other condition of or any of RCI other rights or remedies, at law or in equity, if CEAT shall be in default of any of their representations, warranties, or covenants under this Agreement.

     6.2 CEAT Performance. CEAT shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     6.3 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by CEAT in this Agreement or in any written statement that shall be delivered to RCI by CEAT under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

ARTICLE VII

CLOSING

     7.1 Closing. The Closing of this transaction shall be held at a place and on a date mutually acceptable to the parties.

     At the Closing the parties shall deliver the following in form acceptable to counsel to the parties or as set forth herein:

By CEAT:

A.	30,802,367 shares of the CEATs restricted common stock issued in the name of each of the RCI shareholder.

By RCI:

A.	100% shares of its common stock.

B.	Escrow Agreement duly executed by the RCI shareholders party to the Escrow Agreement

ARTICLE VIII

REMEDIES

     8.1 Legal Action and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     8.2 Termination. In addition to the other remedies, any of the parties hereto may terminate this Agreement, without liability:

(i)	upon the failure of any condition not otherwise waived by the parties; or

(ii)	upon mutual consent of the respective boards of directors of CEAT and RCI.

ARTICLE IX

MISCELLANEOUS

     9.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     9.2 No Oral Change. This Agreement and any provisions hereof, may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or, discharge is sought.

     9.3 Non-Waiver. Except as other wise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged.

     9.4 Time of Essence. Time is of the essence of this Agreement and each and every part hereof.

     9.5 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings and merges any all such prior discussions and/or agreements herein.

     9.6 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Arizona.

     9.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     9.8 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

     CEAT Representative:

John R Gaetz, Secretary
914 Sherwood Avenue
Coquitlam B.C. V3K 1A6, Canada

     RCI Representative:

Frank Holdraker, President
7400 E. McDonald Suite 121
Scottsdale, AZ 85250

     9.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives successors and assigns of each of the parties to this Agreement.

     9.10 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing of this Agreement.

     9.11 Brokers. The parties hereto represent that no finder's fee has been paid or is payable by any party.

     9.12 Expenses. Each party will pay its own legal, accounting and any other out of pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

     9.13 Facsimile Signatures as Originals. Original signatures transmitted by facsimile communication shall constitute originals for the purpose of validly executing this Agreement.

     AGREED TO AND ACCEPTED as this 12th day of July, 2005.

     Restaurant Companies International, Inc.

     By______________________________
          President

     Creative Eateries Corporation

     By______________________________
          President